CSW International, Inc.
                        Consolidated Statement of Income
                 For the Twelve Months Ended September 30, 1998         Exhbit D
                                  (Unaudited)
                                    ($000's)



Operating Revenues
  Electric revenues                                                 $ 1,635,117
  Other diversified                                                     206,716
                                                                ----------------
                                                                      1,841,833
                                                                ----------------

Operating Expenses
  Cost of electric sales                                              1,104,212
  General and administrative                                            240,581
  Depreciation and amortization                                          91,682
  Other diversified                                                     139,441
                                                                ----------------
                                                                      1,575,916

Operating Income                                                        265,917
                                                                ----------------

Other Income and (Deductions)
  Investment income                                                      10,745
  Interest income                                                        15,222
  Interest expense                                                     (136,256)
                                                                ----------------
                                                                       (110,289)
                                                                ----------------

Income Before Income Taxes                                              155,628

Provision for Income Taxes                                               26,249
                                                                ----------------
Net Income                                                            $ 129,379
                                                                ================